     As filed with the Securities and Exchange Commission on May 14, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  APPLIX, INC.
               (Exact name of issuer as specified in its charter)


        MASSACHUSETTS                                           04-2781676
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


              112 TURNPIKE ROAD, WESTBORO, MASSACHUSETTS 01581-2831
               (Address of principal executive offices) (Zip Code)

                           1994 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                            PATRICK J. RONDEAU, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6670
          (Telephone number, including area code, of agent for service)

                              ---------------------

                         CALCULATION OF REGISTRATION FEE

     Title of            Amount        Proposed Maximum      Proposed Maximum    Amount of
  Securities to           to be         Offering Price         Aggregate        Registration
  be Registered        Registered         per Share          Offering Price          Fee
  -------------        ----------      ----------------      ----------------   ------------
  Common Stock,
$.00025 par value    896,660 shares        $5.38(1)            $4,824,031(1)       $1,424


(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices as reported by Nasdaq on May 11, 1998 in accordance with Securities Act Rule 457(c) and (h).

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-20853) filed by the Registrant on January 31, 1997 relating to the Registrant's 1994 Equity Incentive Plan.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Westboro, Massachusetts, on this 13th day of May, 1998.


                                             APPLIX, INC.


                                             By: /s/ Jitendra S. Saxena
                                                 ------------------------------
                                                 Jitendra S. Saxena
                                                 Chief Executive Officer





                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Applix, Inc. hereby severally constitute and appoint Patrick J. Scannell, Jr. and Patrick J. Rondeau, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Applix, Inc., to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.




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



         WITNESS our hands and common seal on the date set forth below.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of May 13, 1998.



     Signature                                    Title
     ---------                                    -----

/s/ Jitendra S. Saxena             Chairman, Chief Executive Officer and
-------------------------------    Director (Principal Executive Officer)
Jitendra S. Saxena


/s/ Patrick J. Scannell, Jr.       Executive Vice President, Finance &
-------------------------------    Administration, Chief Financial Officer
Patrick J. Scannell, Jr.           and Treasurer (Principal Financial and
                                   Accounting Officer)



/s/ Richard J. Davis               Director
-------------------------------
Richard J. Davis


/s/ Paul J. Ferri                  Director
-------------------------------
Paul J. Ferri


/s/ Alain J. Hanover               Director
-------------------------------
Alain J. Hanover


/s/ David C. Mahoney               Director
-------------------------------
David C. Mahoney


/s/ James J. Waldron               Director
-------------------------------
James J. Waldron






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


                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------


4.1 (1)        Restated Articles of Organization

4.2 (2)        By-Laws

4.3 (3)        Specimen Certificate of Common Stock of the Registrant

5.1            Opinion of Hale and Dorr LLP

23.1           Consent of Hale and Dorr LLP (included in Exhibit 5.1)

23.2           Consent of Coopers & Lybrand

24.1 Power of Attorney (included in the signature pages of this Registration Statement)



----------

(1) Incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 33-85688).

(2) Incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (File No. 33-85688).

(3) Incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 33-85688).




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